SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11 or ss.240.14a-12

                         Titan Motorcycle Co. of America
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       NA
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1) Title of each class of securities to which transaction applies:



         -------------------------------------

         2) Aggregate number of securities to which transaction applies:


         -------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         -------------------------------------

         4) Proposed maximum aggregate value of transaction:


         -------------------------------------

         5) Total fee paid:


         -------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:


         ---------------------------------

         2) Form, Schedule or Registration Statement No.:


         ---------------------------------

         3) Filing Party:


         ---------------------------------

         4) Date Filed:


         ---------------------------------

                         TITAN MOTORCYCLE CO. OF AMERICA
                             2222 West Peoria Avenue
                             Phoenix, Arizona 85029
                            Telephone (602) 861-6977

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 12, 1999

To the Stockholders of Titan Motorcycle Co. of America:

         The annual meeting of the holders of the common stock of Titan Motorcycle Co. of America will be held at 10:00 a.m. local time on Wednesday, May 12, 1999, at the DoubleTree Resort; 5401 North Scottsdale Road; Scottsdale, Arizona, for the following purposes:

        o To elect a Board of Directors of five members to serve until the year 2000 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

        o To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP, independent certified public accounts, as the independent auditors for the year ending January 1, 2000; and

        o To transact such other business as may properly come before the meeting, or any adjournment thereof.

         The Board of Directors has fixed March 31, 1999 as the record date for the Annual Meeting with respect to this solicitation. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.

         The Company's Annual Report to stockholders is enclosed with this Notice and Proxy Statement.

                                              By Order of the Board of Directors

                                                     /s/Francis S. Kerry
                                                     -------------------
                                                     Francis S. Keery, CEO
Phoenix, Arizona
March 31, 1999

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY FORM IN THE ENCLOSED ENVELOPE. A PROXY MAY BE REVOKED BY A STOCKHOLDER ANY TIME PRIOR TO ITS USE, AS SPECIFIED IN THE PROXY STATEMENT.

                         TITAN MOTORCYCLE CO. OF AMERICA
                             2222 West Peoria Avenue
                             Phoenix, Arizona 85029
                            Telephone (602) 861-6977


                                 PROXY STATEMENT

                  This Proxy Statement is furnished to the stockholders of TITAN
MOTORCYCLE CO. OF AMERICA, a Nevada corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. local time on Wednesday, May 12, 1999, and any adjournment thereof. The Meeting of Stockholders will take place at the DoubleTree Resort, located at 5401 North Scottsdale Road, Scottsdale, Arizona. A copy of the Notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on April 5, 1999. In all events, the proxy materials will be mailed at least 25 days prior to the meeting of stockholders.

                  Only stockholders of record at the close of business on March 31, 1999, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, the Company had 17,147,333 outstanding shares of Common Stock, which are the only securities of the Company entitled to vote at the stockholders' meeting, each share being entitled to one vote.

                  Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present and entitled to vote at the meeting. The affirmative vote of the stockholders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting is required for the confirmation of the appointment of auditors for the current fiscal year.

                  Stockholders who execute proxies may revoke them by giving written notice to the secretary of the Company at any time before such proxies are voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending (1) shall, in writing, notify the secretary of the meeting at any time prior to the voting of the proxy, or (2) shall vote in person at the meeting.

                  The Board of Directors does not know of any matter that is expected to be presented for consideration at the meeting other than the election of directors and the confirmation of the appointment of auditors for the current fiscal year. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

                                CORPORATE MATTERS

                  The Company will bear the cost of the meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses.

                  All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed in this Proxy Statement; and for the confirmation of the appointment of independent public accountants for the current fiscal year.

                              ELECTION OF DIRECTORS

                  At the meeting, five (5) directors are to be elected, each to hold office until the next annual meeting and until a respective successor has been elected and qualified. If any nominee listed in the table below should become unavailable for any reason, which the management does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the management prior to or at the meeting, or, if no substitute is selected by the management prior to or at the meeting, for a motion to reduce the membership of the Board to the number of nominees available. The information contained in this Proxy Statement concerning the nominees and their security holdings has been furnished by them to the Company.

--------------------------------------------------------------------------------
        Name         Age          Positions Held            Period of Service as
                                                                 Director
--------------------------------------------------------------------------------
Francis S. Keery     56    Chairman of the Board and CEO     Since December 1994
--------------------------------------------------------------------------------
Patrick Keery        30    President and Director            Since December 1994
--------------------------------------------------------------------------------
Barbara S. Keery     56    Vice President, Secretary and     Since December 1994
                           Director
--------------------------------------------------------------------------------
Harry H. Birkenruth  67    Director                            Since August 1998
--------------------------------------------------------------------------------
H.B. Tony Turner     62    Director                            Since August 1998
--------------------------------------------------------------------------------

         Frank (Francis S.) Keery - Chairman and CEO
         -------------------------------------------

                  Frank Keery, age 56, currently resides with his wife, Barbara Keery, in Phoenix, Arizona.

                  Mr.  Frank  Keery   received  a  B.S.   degree  in  Electrical
Engineering from the University of Detroit in 1966 and an MBA degree from Western New England University in 1969.

                  Subsequent to completion of his formal education, Mr. Frank Keery has held various management and administrative positions. For 17 years Mr. Keery worked with Rogers Corporation, an AMEX listed corporation, involved in the manufacture and marketing of specialty materials, components and systems to the automotive and electronics markets internationally. In this capacity he served variously as an executive in charge of new division startups, manufacturing management, operation "turnarounds", and international sales from approximately 1969 to 1986. Most of these assignments carried full profit and loss responsibilities of independent units.

                  From 1986 to 1994, Mr. Frank Keery was primarily employed in multiple positions as an outside and in-house business consultant. In 1989 to 1991 he was the CEO for Swanson Manufacturing, Inc.

                  For the three-year period ending in August 1994, Frank Keery was CEO of the Company Store, a privately held mail order company with annual sales of approximately Eighty Million Dollars ($80,000,000.00).

                  From August 1994 to the present, Mr. Keery has been chairman of Paragon Custom Cycles, which later became Titan Motorcycle of America. In this capacity he has used his management and marketing experience as the chairman of the board and CEO.

         Patrick Keery - President/Director
         ----------------------------------

                  Patrick Keery, age 30, resides in Scottsdale, Arizona. He is the son of Frank and Barbara Keery, who also serve as directors of the Company.

                  Mr. Keery has been President of Titan since inception, and owned and operated its predecessor entity, Paragon Custom Cycles. Mr. Patrick Keery brings unique skills in the assembly, design and engineering of custom built motorcycles.

                  Mr. Patrick Keery is a 1992 graduate of Arizona State University where he obtained a B.S. degree in finance.

                  Since 1993, Mr. Keery operated and was the owner and manager of Paragon Custom Cycles doing custom design, assembly and rebuilding of large displacement motorcycles until he became the President of the reorganized Company in December of 1995.

                  During the period of 1992 to 1993, Mr. Patrick Keery worked as a financial analyst for the George S. May International Co., a consulting firm specializing in providing services to small to medium capital companies.

                  Mr. Keery is heavily involved in developing the Company's dealer network and overseeing the sales and marketing efforts. He continues to play a lead role in motorcycle styling and product development.

         Barbara Keery - Vice President/Secretary/Director
         -------------------------------------------------

                  Barbara Keery, age 56, currently resides with her husband, Frank Keery, in Phoenix, Arizona.

                  Barbara S. Keery received her Masters Degree in Business Education from the University of Connecticut in 1970 and her Bachelors Degree in Business Education from the State University of New York at Albany. From 1964 through 1969 she taught high school business administration courses in South

Windsor, Connecticut and Oak Park, Michigan. As a licensed real estate agent, she served on the chairman's board of Russ Lyon Realty and was a member of the Scottsdale Million Dollar Club in 1987 and 1988.

                  From its inception in 1995, Mrs. Keery has served as the corporate secretary and Vice-President for the Company. In 1997, a new product line was created for exclusive Titan clothing and accessories which is administered by Mrs. Keery.

         Harry H. Birkenruth - Director
         ------------------------------

                  Harry H. Birkenruth, age 67, resides with his wife in Storrs, Connecticut.

                  Mr. Birkenruth graduated with high honors from the City College of New York in 1953. In 1957 he graduated with distinction from the Harvard Graduate School of Business Administration. In 1960 Mr. Birkenruth joined Rogers Corporation and became its Chief Financial Officer in 1967 and served as its Senior Vice President Polymer Products in 1986. Rogers Corporation is engaged in the sale of materials and components to the electronics and automotive industries with its principal place of business in Rogers, Connecticut.

                  Beginning in 1990, Mr. Birkenruth served as Executive Vice President of Rogers Corporation and in April 1992 became its President and Chief Executive Officer until March 31, 1997, when he became Chairman of the Board of Directors of the company. On June 30, 1998, Mr. Birkenruth retired as Chairman of Rogers Corporation and continues to serve as a director and consultant to the company.

                  For the past two years, Mr. Birkenruth has also served as the Vice Chairman of the Board of Directors of Instrument Manufacturing Company, a company specializing in electrical cable diagnostic instruments.

                  Mr. Birkenruth has previously served as a member of the Executive Committee and Board of Directors of the Connecticut Business and Industry Association; a member of the Board of Overseers of the University of Connecticut's School of Business; as a Trustee of the Connecticut Policy and Economic Counsel; and has served several terms as a member of the Board of Trustees and as an incorporator of the Windham Community Memorial Hospital.

         H. B. Tony Turner
         -----------------

                  Tony Turner, age 62, resides in Paradise Valley, Arizona.

                  Mr. Turner graduated in 1958 with a Bachelors degree from Duke University. In 1962 he graduated from the Harvard Graduate School of Business Administration.

                  Subsequent to his graduation from graduate school, Mr. Turner has engaged in a broad variety of work experiences including as Chairman, President and CEO of Ardshield, Inc., a leveraged buy-out and investment banking firm (1980-1992); Executive Vice President and Director of Investment Banking for Shearson Haden Stone (1978-1980); Vice President in the leveraged buy-out department of Oppenheimer & Co. (1976-1978); Vice President Finance and Chief Administrative Officer of N-REN Corp., a privately held fertilizer company; Assistant Secretary for Administration of the U.S. Department of Commerce (1973-1975); First Vice President and Director of Mitchum, Jones & Templeton, a regional investment banking company (1967-1973); Treasurer and Director of Corporate Planning of Star-Kist Foods, Inc., a subsidiary of H.J. Heinz (1964-1967); and Controller of a financial corporation of Arizona where he served as the Chief Accounting Officer of a financial holding company.

                        OTHER OFFICERS OF THE CORPORATION

         Robert P. Lobban - Chief Financial Officer
         -------------------------------------------

                  Mr. Robert P. Lobban, age 44, currently resides in Gilbert, Arizona with his wife Susan.

                  Mr. Lobban holds a Masters of Business  Administration  Degree
(M.B.A.) from Harvard Graduate School of Business which he obtained in 1981. Mr. Lobban earlier obtained a B.S. degree in Industrial Engineering from Northeastern University in 1977. He graduated first in his class and was a Magna Cum Laude graduate.

                  During the period of his formal education, Mr. Lobban obtained considerable practical experience in working in full-time positions as an engineer, analyst and supervisor with such companies as Digital Equipment Corporation, Texas Instruments, New England Medical Center Hospitals and the
Phillips Manufacturing Company. From 1981 through 1982, he worked as a Controller with the Fiberloys Division of the Rogers Corporation. From 1982 to 1984 he was the Controller for the Flexible Interconnections Division of Rogers

Corporation in Chandler, Arizona and was promoted to Administrative Manager with that division from 1984 through 1987. From 1987 through 1988 he worked for Pacific Biosystems, Inc., a start-up company involved in the medical equipment industry as its Vice President and Chief Financial Officer.

                  In 1988, he joined Gemini Consulting as a Consultant and was promoted through several positions to the level of Principal. In these positions, Mr. Lobban was responsible for leading large teams in multi-million dollar projects to improve the financial performance of over 30 companies, most in the Fortune 500. Gemini Consulting of Morristown, New Jersey is an international business consulting firm. In 1995, he joined the George Group of Dallas, Texas as a Director and then Vice-President, where he was responsible for managing multiple client engagements in turnaround/major improvement situations.

                  During 1997 he became associated full-time with the Company and provides valuable service as its Chief Financial Officer supervising general accounting, finance, investor relations, information systems, and human resources as well as its procurement and materials management functions. He is also charged with leading the Company's cost reduction efforts.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                  A proposal will be presented at the meeting to approve the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants. A representative of this accounting firm is expected to be present at the annual meeting to respond to questions and to make a statement, if he desires to do so. He will also be available to respond to appropriate questions regarding the financial statements of the Company.

                  Effective  December 28, 1998 the registrant  dismissed  Jones,
Jensen & Company (herein referred to as the "former accountants") as the independent accountants who are engaged to audit the registrant's financial statements. This decision to change accountants was not based upon any disagreement with the former accountants.

                  The former accountants' report on the financial statements of the registrant for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  During the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal of the former accountants, there have been no disagreements with the former accountants on any matter of accounting principles or practices, or financial statement disclosure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make references to the subject matter of the disagreements in connection with their report.

                  Further, during the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal of the former accountants, the former accountants have not advised the registrant (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist; (b) that information has come to the accountants' attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (c) or the need to expand significantly the scope of their audit; (d) that information has come to the former accountants' attention that, if further investigated, may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements), or cause them to be unwilling to rely on management's representations or be associated with the registrant's financial statements; or (e) that information has come to the former accountants' attention that they have concluded materially impacts the fairness or reliability of either, (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the former accountants' satisfaction, would prevent them from rendering an unqualified audit report on those financial statements).

                  The registrant engaged as its new independent accountants, the firm of PricewaterhouseCoopers LLP. The effective date of the engagement of PricewaterhouseCoopers LLP was December 22, 1998.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

As of the March 15, 1999, the Company had 17,147,333 shares of common stock outstanding. The chart below sets forth the ownership, or claimed ownership, of certain individuals and entities. This chart discloses those persons known by the Board of Directors to have, or to claim to have, beneficial ownership of more than 5% of the outstanding shares of the common stock of the Company as of March 15, 1999; of all directors and executive officers of the Company; and of the directors and officers of the Company as a group.

--------------------------------------------------------------------------------
   Name and Address of        Number of Shares       Percent of Class
   Beneficial Owner          Beneficially Owned
--------------------------------------------------------------------------------
   Francis S. Keery
   Phoenix, Az                  3,524,722 1                20.29%
--------------------------------------------------------------------------------
   Patrick Keery
   Scottsdale, Az               2,748,549 2                15.89%
--------------------------------------------------------------------------------
   Barbara S. Keery
   Phoenix, Az                  3,483,106                  20.31%
--------------------------------------------------------------------------------
   Harry H. Birkenruth
   Storrs, CT                           0                      0%
--------------------------------------------------------------------------------
   H.B. Tony Turner
   Paradise Valley, AZ                  0                      0%
--------------------------------------------------------------------------------
   Robert P. Lobban
   Gilbert, Az                      7,000                      * 3
--------------------------------------------------------------------------------
   Officers and Directors
   as a group (6 members)       9,763,377                  55.72%
--------------------------------------------------------------------------------
            1  Includes 225,000 shares underlying unexercised employee options.

            2  Includes 150,000 shares underlying unexercised employee options.

            3  Represents less than one percent.

                             EXECUTIVE COMPENSATION

                  The table set forth below contains information about the remuneration received and accrued during the last three fiscal years from the Company and its subsidiaries by the CEO of the Company. None of the employees of the Company have received salary and bonuses of $100,000 or more in any calendar year.

---------------------------------------------------------------------------------------------------------------
Name and                    Year          Salary ($)        Bonus ($)         Other                  Securities
Principal                                                                     Annual                 Underlying
Position                                                                      Compensation           Options or
                                                                              ($)                    SARs (#)
---------------------------------------------------------------------------------------------------------------
Frank Keery                 1998          75,577            1,442             7,908 4                 75,000
Chairman/CEO                1997          61,154            1,154             6,942 4                      0
                            1996          60,000                0                 0                  150,000
---------------------------------------------------------------------------------------------------------------

                  In  December  1996,  the  Board of  Directors  of the  Company
adopted the Titan Motorcycle Co. of America Stock Option and Incentive Plan (the "Plan"). Under the Plan, Incentive Stock Options ("ISOs"), Non-qualified Stock Options, Stock Appreciation Rights ("SARs"), Restricted Stock, Dividend
Equivalents and Performance Shares may be awarded to key employees of Titan Motorcycle Co. of America and its subsidiaries.

                  A committee consisting of at least two Board members is authorized to administer the Plan and is authorized to select from among eligible employees those persons who will receive awards, to select the appropriate form of awards and to determine the terms and conditions of such awards. After taking into consideration the March 1997 two-for-one forward split of the stock of the Company, the aggregate number of shares of stock subject to awards under the Plan may not exceed 6,000,000.

                  The committee may make awards of ISOs, Non-qualified Stock Options, SARs, Restricted Stock, Dividend Equivalents and Performance Shares, or any combination of the foregoing, to officers and other key employees of the Company and its subsidiaries. For purposes of the Plan, the "key employees" are those employees who, in the opinion of the Committee, are mainly responsible for the continued growth, development and financial success of the Company. The
---------------------
          4 Of the amounts reflected, $5,824 and $7,566 represent an automotive allowance for Frank Keery for 1997 and 1998 respectively.

committee is not required to make awards to every individual who is an officer or key employee, but it may not make any award to any individual who is not an officer or key employee.

                  An ISO is a stock option that satisfies certain technical requirements specified in Section 422 of the Internal Revenue Code (the "Code"). Under the Code, ISOs may only be granted to employees. In order for an option to qualify as an ISO, the price specified in the option must equal the fair market value of the stock at the date of the grant, and the option must lapse no later than 10 years from the date of the grant. As a general rule, the stock subject to ISOs which are first exercisable by an employee in any calendar year may not have a value of more than $100,000 as of the date of grant. Certain other requirements must also be met.

                  A Non-qualified Stock Option is any stock option other than an ISO. These options are referred to as "non-qualified" because they do not meet the requirements of, and are not eligible for the favorable tax treatment provided by Section 422 of the Code. Subject to applicable federal and state securities laws, non-qualified options can be subject to such terms and conditions as the committee determines in its discretion. Thus, for example, a Non-qualified Stock Option could be granted which has an exercise price which is less than the stock's fair market value on the date of grant.

                  A Stock Appreciation Right ("SAR") is the right granted to an employee to receive the appreciation in the value of a share of Company stock over a certain period of time. Under the Plan, the Company may pay that amount in cash or in Company stock or in a combination of both. SARs are often issued in conjunction with a grant of stock options to give the employee the cash necessary to exercise the option and/or pay the tax attributable to the exercise of the option (in the case of a Non-qualified Stock Option). Although SARs can be exercised independently of an option, in such cases, the underlying option lapses to the extent the SARs are exercised.

                  The Plan also authorizes the committee to award Restricted Stock to employees. Under the Restricted Stock feature of the Plan, the employee is granted a specified number of shares of the Company's stock. However, his ownership with respect to such stock is subject to certain restrictions, and if the employee violates any of the restrictions during the period specified by the Committee, he forfeits his stock. The committee may, in its discretion, impose any restrictions on an employee's Restricted Stock Award. It may not, however, require the employee to make any payment for the Restricted Stock.

                  The Plan authorizes the committee to grant dividend equivalents in connection with options. Dividend equivalents are rights to receive additional shares of Company stock at the time of exercise of the option to which such dividend equivalents apply. Dividend equivalents are always issued in connection with an option, however, they can be issued at the time the option is granted or after the option is granted.

                  Under the Plan, the committee may grant performance share units to an employee which are to be credited to a performance share account maintained for the employee. Each performance share unit is deemed to be the equivalent of one share of Company stock. An award of performance shares does not entitle an employee to any ownership, dividend, voting, or other rights of a shareholder until distribution is made in the form of shares of stock. No employee may receive as performance shares units more than 30 percent of the aggregate number of shares that can be awarded under the Plan.

                  As of March 15, 1999, the Company has granted ISOs and Non-qualified Stock Options for an aggregate of 980,000 shares of stock. No grants have been made of any of the other categories of awards available under the Plan.

                  Stock options awarded in fiscal year 1998 under the Plan of the Company are as follows:

--------------------------------------------------------------------------------------------------------
     Name               Number of       Date Awarded      % of Total       Exercise or   Expiration Date
                        Securities                       Options/SARs      Base Price
                        Underlying                        Granted to         ($/Sh)
                       Options/SARs                      Employees in
                        Granted (#)                        Fiscal Year
--------------------------------------------------------------------------------------------------------
Frank Keery              75,000            1/28/98          12.9%              $3.00          1/28/08
--------------------------------------------------------------------------------------------------------
Patrick Keery            50,000            1/28/98           8.6%              $3.00          1/28/08
--------------------------------------------------------------------------------------------------------
Barbara Keery            50,000            1/28/98           8.6%              $3.00          1/28/08
--------------------------------------------------------------------------------------------------------
Robert Lobban            90,000            1/28/98          15.4%              $3.00          1/28/08
--------------------------------------------------------------------------------------------------------


                  The Board of Directors of the Company held eleven meetings in calendar year 1998 and one meetings to date in calendar year 1999. All directors participated in person or by telephone in these meetings.

                  Each of the members of the Board of Directors of the Company serve for a one year term, or until their successors are elected. Mr. Birkenruth and Mr. Turner have accepted appointments to serve as the only members of the audit and compensation committees of Titan's Board of Directors. The standing audit and compensation committees were established in the latter half of the fiscal year 1998, and held no formal meetings in that year. These committees have met one time thus far in fiscal year 1999. The compensation committee has been charged with the responsibility of evaluating and establishing compensation for the management of the Company. The audit committee has been charged with the responsibility of communicating with the auditors of the Company, and evaluating the accounting controls, functions and systems of the Company. The audit committee also evaluated the corporate opportunities referred to below in the Related Transactions section of this Proxy Statement.

                  None of the directors, officers or 5% owners of the stock of the Company is involved in any significant legal proceedings adverse to the Company.

             Section 16(a) Beneficial Ownership Reporting Compliance

                  Each Director and the CFO of the Company have notified the Company that they were not required to file a Form 5 report for fiscal year 1998 because they experienced no change in fiscal year 1998 in their stock ownership interest from the time that they were obligated to file their Form 3 reports after the effective date of the Company's Form 10-SB registration statement. Each of such individuals had a single failure to timely file their initial Form 3 report, which is defined as a known failure to file. All other reports required under Section 16(a) have been timely filed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                  Prior to the formation of Titan Motorcycle Co. of America, Patrick Keery and Frank Keery had been conducting the business of after-market customization of Harley Davidson motorcycles in the Phoenix area. This dealership is owned by the President and the CEO of the Company, and an independent third party. The dealership sells the products of the Company under the standard dealership contract of the Company without any special concessions or contract provisions.

                  In early 1998, the CEO and the President of the Company joined with a third-party investor to purchase existing independent dealerships representing Titan products in the Los Angeles, California and Las Vegas, Nevada areas. The third-party investor is a principal of an investment banking firm that has assisted the Company in capital raising functions. These three individuals have formed a limited liability company known as BPF, LLC. The Los Angeles and Las Vegas dealerships have required significant capital infusions, at a time when the Company was unable to invest in any of its dealerships. These two dealerships are continuing to sell the products of the Company (as well as other non-Titan products), under the standard dealership contract of the Company without any special concessions or contract provisions.

                  The owner of another U.S. dealership of the products of the Company in a major market area has notified the Company that his dealership is for sale. The Company has invited other dealerships to offer to purchase the offered dealership, and has not been advised of any material interest in an acquisition of the offered dealership. The independent and unrelated directors of Titan have evaluated the corporate opportunities of acquiring the Phoenix, Los Angeles, Las Vegas and the newly offered dealership, but have determined that such acquisitions are not in the best interests of the Company at this time. The BPF, LLC is evaluating the possibility of acquiring the offered dealership.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

                  Stockholders of the Company wishing to include proposals in the proxy material in relation to the annual meeting of the Company to be held in the year 2000 must submit the same in writing so as to be received at the executive office of the Company at 2222 West Peoria Avenue, Phoenix, Arizona 85029, on or before February 1, 2000. Such proposals should also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

                             ADDITIONAL INFORMATION

                  The Consolidated Financial Statements and schedules thereto are incorporated by reference into this Proxy Statement. A copy of the above mentioned information is included in the Annual Report enclosed with this Proxy Statement. Additional copies are available to stockholders upon written request, or by means of a telephone call, to the secretary of the Company at the offices indicated on the first page of this Proxy Statement.

                  THE  STATEMENTS  IN  THIS  PROXY  STATEMENT  AND  ACCOMPANYING
MATERIALS ARE FOR THE INFORMATION OF SHAREHOLDERS OF TITAN MOTORCYCLE CO. OF AMERICA. THIS PROXY STATEMENT AND ACCOMPANYING MATERIALS ARE NEITHER AN OFFER TO SELL NOR A SOLICITATION OR OFFER TO BUY ANY SECURITIES. NO ONE SHOULD BUY OR SELL ANY SECURITY BY REASON OF ANY STATEMENT IN THIS PROXY STATEMENT, OR ANY ACCOMPANYING MATERIALS.

                  DATED this 30th day of March, 1999.

                                                     By Order of the Directors:


                                                     /s/ Frank Kerry
                                                     ----------------
                                                     FRANK KEERY, CEO

                         TITAN MOTORCYCLE CO. OF AMERICA
                             2222 West Peoria Avenue
                             Phoenix, Arizona 85029
                            Telephone (602) 861-6977

                                      PROXY

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 12, 1999


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder(s) appoint(s) Patrick Keery or Robert P. Lobban, with power of substitution, to represent and to vote on behalf of the undersigned, all of the shares of Common Stock of TITAN MOTORCYCLE CO. OF
AMERICA which the undersigned is entitled to vote at the Meeting of the stockholders, to be held at 10:00 a.m. Local Time, at the DoubleTree Resort; 5401 North Scottsdale Road; Scottsdale, Arizona and at any adjournment thereof, revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the accompanying Proxy Statement, receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1) AND (2).

1.       ELECTION OF DIRECTORS

     ( ) For all nominees listed below (except as marked to the contrary below).

     ( ) Withhold authority to vote for all nominees listed below:

                           Francis S. Keery             Barbara S. Keery

                           Patrick Keery                Harry H. Birkenruth

                           H.B. Tony Turner

INSTRUCTION: (To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below).


2. PROPOSAL TO APPROVE THE APPOINTMENT OF PricewaterhouseCoopers LLP as the independent public accountants of the corporation.

                   ( ) FOR          ( ) AGAINST               ( ) ABSTAIN


3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). Where direction is not made, this proxy will be voted for proposals 1 and 2.

Please sign this proxy exactly as the name appears on your stock certificate. If shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, guardian or other capacity, please give title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. If you sign for a partnership, please sign the partnership name by an authorized person.

         DATED this      day of                       , 1999.
                   ------      -----------------------

Our records indicate the following:



                                     ----------------------
                                     Signature



                                     ----------------------
                                     Signature

                  PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY
                       BALLOT PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.

             PLEASE MAKE CORRECTIONS TO THE INFORMATION SHOWN ABOVE.